NUVEEN VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED FEBRUARY 13, 2014

TO THE PROSPECTUS DATED FEBRUARY 10, 2014

Class B shares of Nuveen Virginia Municipal Bond Fund (the “Fund”) will be converted to Class A shares of the Fund at the close of business on February 20, 2014. Therefore, Class B shares of the Fund will no longer be available through an exchange from other Nuveen Mutual Funds after that date.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-VAP-0214P